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                                                                   EXHIBIT 10.12

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), which shall be effective as of May 30, 1997, is made and entered into by and among New Century Financial Corporation, a Delaware corporation (the "Company"), and the shareholders whose names are set forth on the signature pages hereto (the "Stockholders").

                                    RECITALS
                                    --------

          WHEREAS, the Company has agreed to provide the registration rights set forth in this Agreement with respect to the "Registrable Securities" (as such term is defined in Section 1) to the Stockholders;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

          1.   Definitions.  For purposes of this Agreement:
               -----------

          (a) the term "Common Stock" means the Company's Common Stock, $.01 par value, and any class of securities issued in exchange for the Common Stock or into which the Common Stock is converted;

          (b) the term "Founding Managers" means Robert K. Cole, Brad A. Morrice, Steven G. Holder and Edward F. Gotschall;

          (c) the term "Holder" means any person owning of record Registrable Securities or any permitted assignee thereof in accordance with Section 10 hereof;

          (d) the term "Initiating Holders" means the Holders of 25% or more of the Registrable Securities then outstanding (other than the Registrable Securities held by Founding Managers who are then employees of the Company);

          (e) the term "Registrable Securities" means:  (i)

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  the shares of Common Stock set forth on Schedule 1 attached hereto (the
  "Registrable Common Stock") which are (x) held by the Stockholders, (y) issued to the Stockholders upon conversion of the Stockholders' shares of Series A Preferred Stock and Series B Preferred Stock of the Company, and (z) issued to the Stockholders upon exercise of the Stockholders' Warrants to Purchase Common Stock of the Company, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Registrable Common Stock, excluding in all cases, however, any shares of Common Stock that (x) are sold by a Holder in a transaction in which its rights under this Agreement are not assigned, (y) may be sold under Rule 144(k) of the Securities Act of 1933, as amended (the "1933 Act"), or (z) are currently registered under an effective registration statement;

          (f) the term "Registration Expenses" means all reasonable fees and disbursements of one counsel to the Holders (as a group) selected by the Initiating Holders and all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses (but not including the compensation of regular employees of the Company which shall be paid in any event by the Company);

          (g) the terms "register," "registered" and "registration" refer to a registration effected by pre paring and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC");

          (h) the term "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and disbursements of any counsel, other than the primary counsel to the Holders, engaged by the Holders; and

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

          (i) the number of shares of Registrable Securities "then outstanding" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock which upon exercise or conversion of then exercisable or convertible securities will be, Registrable Securities.

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          2.   Demand Registration Rights.
               --------------------------

          (a) If the Company shall receive, at any time commencing after November 22, 1998 a written request from the Initiating Holders with respect to the Registrable Securities that the Company file a registration statement under the 1933 Act covering the registration of at least 40% of the Registrable Securities then outstanding (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000), the Company shall promptly give written notice of such request to all Holders and shall as soon as practicable, subject to the limitations of this Section 2, effect the registration under the 1933 Act of all such Registrable Securities which the Initiating Holders request to be registered, together with all of the Registrable Securities of any other Holder or Holders who so request by notice to the Company which is given within 15 days after the notice from the Company described above; provided, however, that (i) in no event shall the Company be required to effect a registration of Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, would be less than $1,000,000, and (ii) only Cornerstone Fund I, L.L.C. ("Cornerstone") has the right to request the Company to file a registration statement under the 1933 Act for an initial public offering of the Common Stock of the Company. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a cer tificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

          (b) If the Initiating Holders intend to dis tribute the Registrable Securities covered by their re quest by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such informa tion in the written notice referred to in Section 2(a).

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

  In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless oth erwise mutually agreed by a majority in interest of the Initiating Holders, by the underwriter, by the Company, and by such Holder) to the extent provided herein.

          (c) All Holders proposing to distribute their securities through such underwriting (together with the Company as provided in Section 4(e)) shall enter into an underwriting agreement in customary form with the repre sentative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Com pany. Notwithstanding any other provisions of this Sec tion 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities. Any reduction in the number of shares of Registrable Securities included in the registration and underwriting shall be borne (i) first, by the Founding Managers who are then employees of the Company, pro rata based on the number of shares, if any, for which registration was requested by such Holders, and
  (ii) second, by other Holders of Registrable Securities including any Founding Managers who are not then employees of the Company, pro rata based on the number of shares, if any, for which registration was requested by such Holders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and, unless otherwise provided, the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (d) The Company is obligated to effect only three demand registrations for the Holders pursuant to this Section 2. A registration will not count as one of the three demand registrations until such registration has become effective. If the Company qualifies to file a Form S-2 or S-3 or any similar short-form registration ("Short-Form Registration") covering the registration of the Registrable Securities for which registration was requested, the Company may elect to register such Registrable Securities on a Short-Form Registration and such Short-Form Registration shall be in satisfaction of the Holders' demand registration rights.

          (e) The Company shall not be obligated to effect a demand registration within 180 days after the effective date of a previous demand registration or a previous registration in which the holders of Registrable Securities were given piggy-back registration rights pursuant to Section 3 hereof and in which there was no reduction in the number of Registrable Securities requested to be included.

          (f) After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities but shall not be obligated to do so.

          3.   Piggy-back Registration Rights.  If, at any time the Company
               ------------------------------
proposes to register (including for this purpose a registration effected by the Company for stock holders other than the Holders) any of its securities under the 1933 Act in connection with a public offering of such securities solely for cash (other than a registration form relating to: (a) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (b) a registration of securities proposed to be issued in exchange for securities or assets of or in connection with a merger or consolidation with, another corporation; or (c) a registration of securities proposed to be issued in exchange for other securities of the Company), the Company shall, each such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 15 days after receipt of such written notice from the Company in accordance with Section 14, the Company shall subject to the provisions of Section 7 (in the case of an underwritten offering), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

          4.   Obligations of the Company.  Whenever required under this
               --------------------------
Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration effective for up to 180 days; provided, however, that the Company may suspend effectiveness of any such registration effected pursuant to this Section 4(a) in the event, and for such period of time as, such a suspension is required by the rules and regulations of the SEC, in which case the Company will use its best efforts to cause such suspension to terminate at the earliest possible date;

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provi sions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement

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

  under the securities laws of such jurisdictions as the Company believes shall be reasonably appropriate for the distribution of the securities covered by the registration statement and such jurisdictions as the Holders participating in the offering shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders and provided there is no exemption from such requirement by reason of the Company's obligation to pay such expenses pursuant to the foregoing provisions of this Section 4, such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction; and

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with customary terms reasonably satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          5.   Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any ac tion pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

          6.   Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

          7.   Underwriting Requirements.  The right of any Holder to
               -------------------------
"piggyback" in an underwritten public offering of the Company's securities pursuant to Section 3 shall be con ditioned upon such Holder's participation in such underwrit ing and the inclusion of such Holder's Registrable Securi ties in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in cus tomary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 3 and this Section 7, if the under writer determines that marketing factors require a limita tion of the number of shares to be underwritten, the un derwriter may exclude some or all Registrable Securities from such registration and underwriting. Any reduction in the number of Registrable Securities included in such registration shall be borne first by the Founding Managers pro rata based on the number of shares, if any, for which registration was requested by the Founding Managers, and then equally by the other Holders as a group pro rata based on the number of shares for which registration was requested by such Holders. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          8.   Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as a result of any controversy that might arise with respect to the interpreta tion or implementation of this Agreement.

          9.   Indemnification.  If any Registrable Securi ties are included in
               ---------------
a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners and members of each Holder,

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

  any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabili ties (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the

  Company, any person who controls such underwriter, any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director or controlling person in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 9(b) exceed the gross proceeds from the offering received by the Holder.

          (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is applicable but for any reason is held to be unavailable from the Company or any Holder, the Company and the Holders participating in the registration shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the participating Holders may be subject in such proportion so that the participating Holders are responsible for that portion of the foregoing amount represented by the ratio of the proceeds received by the participating Holders in the offering to the total proceeds received from the offering by the Company and all selling stockholders (other than participating Holders) and the Company shall be responsible for the portion represented by the ratio of proceeds received by the Company to the total proceeds received by the Company and all selling stockholders (other than participating Holders); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls the Company or any Holder within the meaning of the 1933 Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company.

          (d) No settlement shall be effected without the prior written consent of the Holders participating in a registration unless (i) the obligations of the Company for indemnification or contribution pursuant to this Agreement survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders or (ii) all claims and actions against the participating Holders and each person who controls a participating holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the participating Holders and each such control person, which release shall be to the reasonable satisfaction of the participating Holders.

          (e) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
  Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

          (f) The obligations of the Company and the Holders under this Section 9 shall survive through the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement and otherwise.

          10.  Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities to the extent such transferee or assignee acquires at least 150,000 shares (as presently constituted) of Registrable Securities originally purchased or purchasable by the transferor on the date hereof held by transferor provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that no such assignment shall be effective if, immediately following the transfer, the transferee is free to dispose of all of such securities without regard to any restrictions imposed under the 1933 Act (including, without limitation, the volume limitations of Rule 144 promulgated under the 1933 Act). Any transferee asserting registration rights hereunder shall be bound by the applicable provisions of this Agreement.

          11.  "Market Stand-off" Agreement.  Each Holder hereby agrees that it
               ----------------------------
shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

          (a) such agreement shall be applicable only to any registration in which any of the Holders of Registrable Securities have rights to participate under the terms of this Agreement (provided that such agreement shall not apply to any shares which are included in any such registration); and

          (b) all officers, directors and significant stockholders (i.e., those stockholders who beneficially own greater than 5% of the Company's outstanding stock) of the Company and all other persons with registration rights (whether or not pursuant to this agreement) enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.

          12.  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          13.  Notices.  All notices, demands and requests required by this
               -------
Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or a Stockholder at his, her or its address set forth on the signature pages hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

          14.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities to which the registration rights granted by this Agreement have been assigned as permitted herein.

          15.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

          16.  Captions.  Captions are provided herein for convenience only and
               --------
they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

          17.  Cross-References.  All cross-references in this Agreement, unless
               ----------------
specifically directed to another agreement or document, refer to provisions within this Agreement.

          18.  Governing Law.  This Agreement shall be
               -------------
governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

          19.  Severability.  The provisions of this Agree ment are severable.
               ------------
The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.
The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          20.  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commit ments and practices between the parties, including all prior agreements with respect to registration rights.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.


THE COMPANY:

NEW CENTURY FINANCIAL CORPORATION,
a Delaware corporation


By: /s/ Brad A. Morrice
------------------------------
Title:  President
------------------------------
Address:4910 Birch Street, Suite 100
        Newport Beach, CA  92660



SHAREHOLDERS:

CORNERSTONE FUND I, L.L.C.
By Cornerstone Equity Partners, LLC
Attorney-In-Fact

By: /s/  John C. Bentley
------------------------------
Title:   Manager
------------------------------
Address: 5050 N. 40th Street
         Suite 310
         Phoenix, AZ  85018


  /s/ Robert K. Cole
------------------------------
Robert K. Cole
Address: New Century Financial Corp
         4910 Birch Street, Suite 100
         Newport Beach, CA 92660


  /s/ Brad A. Morrice
-----------------------------------------
Brad A. Morrice
Address: 2461 Park Ave.
        Laguna Beach, CA 92651

  /s/ Edward F. Gotschall
-----------------------------
Edward F. Gotschall
Address: New Century Financial Corp.
         4910 Birch, Suite 100
         Newport Beach, CA  92660


   /s/ Steven G. Holder
---------------------------
Steven G. Holder
Address: 25032 Nellie Gail Road
         Laguna Hills, CA  92653


   /s/ David A. Krinsky
----------------------------
David A. Krinsky
Address: 1212 Temple Terrace
         Laguna Beach, CA  92651


  /s/ Harlan W. Smith
-----------------------------
Harlan W. Smith
Address: 10040 E. Happy Valley Rd. #673
         Scottsdale, AZ  85255


HARCOL LIMITED PARTNERSHIP


By:  /s/ Harlan W. Smith
------------------------------
Title:   General Partner
-------------------------------
Address: 10040 E. Happy Valley Road
         Scottsdale, AZ  85255

WESTREC ROLLOVER PS PLAN

By:   /s/ Michael M. Sachs
------------------------------
Title:  Trustee
------------------------------
Address:______________________
        ______________________
        ______________________

     /s/ Michael M. Sachs
-----------------------------
Michael M. Sachs
Address:______________________
        ______________________
        ______________________

CORNERSTONE EQUITY PARTNERS, L.L.C.

By: /s/ John C. Bentley
---------------------------------
Title:   Manager
         ---------------------
Address: 5050 N. 40th Street
         Suite 310
         Phoenix, AZ  85018


OAK CRAFT INC EMPLOYEES PROFIT SHARING PLAN


By:   /s/ Daniel Spitler
------------------------------
Title:    Administrator
------------------------------
Address:  P.O. Box 730
          Peoria, AZ  85380-0730


MARTIN F. RYAN, LTD. DEFINED BENEFIT PENSION PLAN


By:    /s/ Martin Ryan
------------------------------
Title:     Trustee
------------------------------
Address:6262 N. Swan
        Suite 255
        Tucson, AZ 85718-3600


COMERICA, INCORPORATED


By:   /s/ Mark Yonkman
------------------------------
Title:________________________
Address:______________________
        ______________________
        ______________________

SAMANTHA H. MORRICE TRUST


By:   /s/ Bruce A. Morrice
------------------------------
Title:   Trustee
------------------------------
Address: c/o Bruce A. Morrice
         Morrice Financial
         16250 Dallas Parkway, Suite 203
         Dallas, TX  75248

                                   SCHEDULE 1

                            Registrable Common Stock
                            ------------------------


Stockholder                              Shares
-----------------------------   ------------------------

Cornerstone Fund I, L.L.C.      Common Stock - 4,220,656

Westrec Rollover PS Plan        Common Stock -   211,032

Michael M. Sachs                Common Stock -   316,550

Harlan W. Smith                 Common Stock -   211,032

Harcol Limited Partnership      Common Stock -   211,032

David A. Krinsky                Common Stock -   211,032

Cornerstone Equity Partners     Common Stock -   211,032

Oak Craft Inc. Employees
 Profit Sharing Plan            Common Stock -    52,758

Martin F. Ryan, Defined
 Benefit Pension Plan           Common Stock -   158,274

Samantha H. Morrice Trust       Common Stock -    21,103

Comerica Incorporated           Common Stock -   545,000
                                Warrants     -   333,333

Brad A. Morrice                 Common Stock - 1,109,615
                                Restricted Stock -92,500

Edward F. Gotschall             Common Stock - 1,027,132
                                Restricted Stock- 92,500

Robert K. Cole                  Common Stock - 1,130,235
                                Restricted Stock- 92,500

Steven G. Holder                Common Stock -   985,891
                                Restricted Stock -92,500